                       AUL AMERICAN INDIVIDUAL UNIT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 1996


                                    AUL (R)
This report may be used as sales literature only when accompanied or preceded by effective prospectuses of AUL American Series Fund, Inc. and AUL American
Individual   Unit  Trust,   which  relate  sales  expense  and  other  pertinent
information.

A Message from
The Chairman of the Board and President of AUL American Series Fund, Inc.

To Participants in AUL American Individual Unit Trust


     The U.S. economy continued its moderate expansion during 1996. Investors began the year fearing that the economic growth rate would accelerate, forcing the Federal Reserve to tighten monetary policy. However, GDP (gross domestic product) grew at a sustainable pace during the year while core inflation remained subdued. This seemed to have the effect of calming investors and reduced prospects for monetary tightening by the Federal Reserve in the near term.

     The stock market experienced another rewarding year in 1996 with the Dow Jones Industrial Average and the S&P 500 (commonly quoted equity indices) establishing new highs throughout the year. Throughout 1996, investors continued to react positively to the combination of slow growth and moderate inflation. However, not all stocks had identical performance. These major equity indices were driven by the superior returns of large capitalization growth companies while small and medium size companies lagged conspicuously.

     Long maturity Treasury bonds yielded just below 6% at the beginning of 1996. By midyear, however, investors were increasingly concerned about the inflationary impact of rapid employment growth in the U.S. economy. Long maturity Treasury bond yields increased to more than 7%. Although a brief market rally occurred in the fourth quarter, year-end intermediate and longer maturity bond yields remained seventy to eighty basis points above levels at the beginning of the year. Because of the move to higher interest rates and lower bond prices in 1996, bond market returns were modest, especially relative to stock market returns.

     At the present time, economists are expecting 1997 to be another year of moderate growth and low inflation. The Federal Reserve is expected to stay on the sidelines until concrete evidence of excessive economic growth or weakness surfaces. Interest rates will be highly dependent upon the Federal Reserve Bank's reaction to the various indicators of economic growth and inflation.

     Equity investors have now experienced two back-to-back years of excellent stock performance. Even after the exuberance of the last two years, the major stock averages could still post further gains during 1997, but the gains are expected to be on a more modest scale. The market could also experience increased volatility as equity concerns heighten. Good bond performance is likely to be highly dependent on investors' comfort level with the pace of economic growth and continued moderate inflation.

James W. Murphy
Chairman of the Board of Directors and President

Indianapolis, Indiana
January 15, 1997

                      (This page is intentionally blank.)

Report of Independent Accountants
================================================================================


The Contract Owners of
AUL American Individual Unit Trust and
Board of Directors of
American United Life Insurance Company(R)


     We have audited the accompanying statement of net assets of AUL American Individual Unit Trust as of December 31, 1996, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AUL American Individual Unit Trust as of December 31, 1996, and the results of its operations and changes in net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                    /s/ Coopers & Lybrand L.L.P.


Indianapolis, Indiana
January 31, 1997


                                            AUL American Individual Unit Trust
                                                  STATEMENTS OF NET ASSETS
                                                     December 31, 1996

                                                       Series Fund                       Fidelity
                         -----------------------------------------------------------  -------------
                           Equity      Money           Bond      Managed    Tactical   High Income
                                       Market                                Asset
                         ------------  -----------  ----------  ----------  --------  -------------
Assets:
  Investment at market
     value                 $3,674,588   $2,686,771  $1,945,983  $3,265,685  $979,464   $2,078,002
                           ----------   ----------  ----------  ----------  --------   ----------
Net Assets                 $3,674,588   $2,686,771  $1,945,983  $3,265,685  $979,464   $2,078,002
                           ==========   ==========  ==========  ==========  ========   ==========


Units outstanding             528,267    2,487,983     327,311     499,401   161,866    310,544
                           ==========   ==========   =========   =========   =======   ========


Accumulation Unit Values   $     6.96   $     1.08    $   5.94    $   6.54   $  6.05   $   6.69
                           ==========   ==========    ========    ========   =======   ========


    The accompanying notes are an integral part of the financial statements.


                                            AUL American Individual Unit Trust
                                            STATEMENTS OF NET ASSETS (continued)
                                                     December 31, 1996

                                                                Fidelity
                              ---------------------------------------------------------------------------------
                                                            Asset        Index        Equity-
                                Growth        Overseas     Manager        500         Income       Contrafund
                              ------------   ----------   -----------   ----------   ----------    ------------


Assets:
  Investment at market
     value                      $8,613,807   $1,062,338   $ 5,991,767   $6,723,977   $5,678,892     $6,223,216
                                ----------   ----------   -----------   ----------   ----------     ----------
Net Assets                      $8,613,807   $1,062,338   $ 5,991,767   $6,723,977   $5,678,892     $6,223,216
                                ==========   ==========   ===========   ==========   ==========     ==========

Units outstanding                1,131,117      178,474       938,555      815,022      842,213        861,471
                                ==========   ==========   ===========   ==========   ==========     ==========

Accumulation Unit Value         $     7.61    $    5.95   $      6.38   $     8.25   $     6.74     $     7.22
                                ==========    =========   ===========   ==========   ==========     ==========


    The accompanying notes are an integral part of the financial statements.



                                            AUL American Individual Unit Trust
                                            STATEMENTS OF NET ASSETS (continued)
                                                     December 31, 1996

                                          TCI                 Alger         Calvert      T. Rowe Price
                                --------------------------   ---------   -------------  ---------------
                                TCI           TCI            American       Capital
                                Growth       International    Growth      Accumulation  Equity Income
                                ---------   --------------   ---------   -------------  ---------------


Assets:
  Investment at market
     value                     $2,279,864    $ 879,507       $ 8,440,581  $1,332,507   $7,681,960

                               ----------    ---------       -----------  ----------   ----------
Net Assets                     $2 279,864    $ 879,507       $ 8,440,581  $1,332,507   $7,681,960
                               ==========    =========       ===========  ==========   ==========


Units outstanding                 372,019      145,117         1,256,070     202,261    1,081,376
                               ==========    =========       ===========   =========    =========


Accumulation Unit Value         $    6.13    $    6.06       $      6.72   $    6.59    $    7.10
                                =========    =========       ===========   =========    =========


    The accompanying notes are an integral part of the financial statements.


                                    AUL American Individual Unit Trust
                           STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                             for the years ended December 31, 1996 and 1995

                                                                       Series Fund
                               --------------------------------------------------------------------------------

                                         Equity                     Money Market                Bond
                               -------------------------    -------------------------   -----------------------
                                      1996        1995            1996          1995        1996       1995
                               --------------  ----------   -------------  -----------  ----------  -----------

Operations:
  Dividend income               $    45,758    $ 24,156    $    115,215    $  35,085    $  92,504    $ 14,930
  Mortality & expense
     charges                         29,591       7,143          30,590        8,469       16,617       2,320
                               ------------    --------    ------------    ---------    ---------     -------

  Net Investment Income
   (Expense)                         16,167      17,013          84,625      26,616       75,887      12,610
                               ------------    --------    ------------    --------      -------      ------


Gain (Loss) on Investments:
   Net realized gain (loss)          34,024       3,397            --           --         (2,048)     3,026
   Net change in
       unrealized gain (loss)       344,982      69,299            --           --        (18,274)     9,713
                                 ----------   ---------    -----------     ---------      --------    ------
   Net Gain (Loss)                  379,006      72,696            --           --        (20,322)    12,739
                                 ----------   ---------    -----------     ---------      --------    ------

      Increase (Decrease)
        in Assets from
        Operations                  395,173      89,709          84,625       26,616       55,565     25,349
                                  ---------    --------     -----------     --------       ------     ------

Contract Owner Transactions:
   Proceeds from units sold       2,342,416     869,356      21,617,520   13,858,429    1,594,898    501,910
   Cost of units redeemed           (66,261)    (35,771)    (20,667,199) (12,862,189)    (186,785)   (45,556)
                                  ---------    --------     -----------   ----------    ----------   --------
      Increase                    2,276,155     833,585         950,321      996,240    1,408,113    456,354
                                  ---------    --------     -----------   ----------    ---------   --------

Net increase                      2,671,328     923,294       1,034,946    1,022,856    1,463,678    481,703
Net Assets, beginning             1,003,260      79,966       1,651,825      628,969      482,305        602
                                  ---------    --------     -----------    ---------    ---------   --------
Net Assets, ending              $ 3,674,588  $1,003,260    $  2,686,771  $ 1,651,825   $1,945,983  $ 482,305
                                ===========  ==========    ============  ===========   ==========   ========

Units sold                          368,904     174,411      20,521,606   13,487,828      277,366     91,041
Units redeemed                      (10,375)    (20,632)    (19,616,253) (12,531,733)      (31,969)   (9,246)
                                -----------  ----------    ------------  -----------   ----------  ---------

Net increase                        358,529     153,779         905,353      956,095      245,397     81,796
Units outstanding, beginning        169,738      15,959       1,582,630      626,535       81,914        119
                                -----------   ---------    ------------   ----------    ---------   --------
Units outstanding, ending           528,267     169,738       2,487,983    1,582,630      327,311     81,914
                                ===========   =========    ============   ==========    =========  =========

    The accompanying notes are an integral part of the financial statements.

                                            AUL American Individual Unit Trust
                               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (continued)
                                      for the years ended December 31, 1996 and 1995

                                                    Series Fund                         Fidelity
                                   -------------------------------------------   -----------------------
                                        Managed                   Tactical            High Income
                                                                    Asset
                                   ---------------------  --------------------   -----------------------
                                   1996           1995      1996        1995(1)       1996       1995
                                  ---------   ----------  ---------   ---------  ----------    --------

Operations:
  Dividend income               $  81,813    $  25,580    $ 28,262    $   1,374    $  69,242    $   7,711
  Mortality & expense
     charges                       25,095        4,163       7,553          104       17,670        4,816
                                ---------    ---------    --------    ---------    ---------   ----------
  Net Investment Income
   (Expense)                       56,718       21,417      20,709        1,270       51,572        2,895
                                ---------    ---------    --------    ---------    ---------   ----------

Gain (Loss) on Investments:
   Net realized gain (loss)        25,509        5,649       2,694          528       26,834       (1,263)
   Net change in
       unrealized gain (loss)     159,770       21,145      64,663         (333)      83,401       54,330
                                ---------    ---------    --------    ----------   ---------     --------
   Net Gain (Loss)                185,279       26,794      67,357          195      110,235       53,067
                                ---------    ---------    --------    ---------    ---------     --------

      Increase (Decrease)
         in Assets from
         Operations               241,997       48,211     88,066         1,465      161,807       55,962
                                ---------    ---------    -------     ---------    ---------     --------

Contract Owner Transactions:
   Proceeds from units sold     2,460,594      683,302    824,922        95,934    1,356,038      707,107
   Cost of units redeemed        (142,232)     (29,532)   (29,031)       (1,892)    (178,148)     (85,770)
                                ---------    ---------   ---------     ---------  ----------      -------
      Increase                  2,318,362      653,770    795,891        94,042    1,177,890      621,337
                                ---------    ---------   ---------     ---------  ----------      -------

Net increase                    2,560,359      701,981    883,957        95,507    1,339,697      677,299
Net Assets, beginning             705,326        3,345     95,507           ---      738,305       61,006
                                ---------     --------   --------      --------   ----------      -------
Net Assets, ending             $3,265,685    $ 705,326  $ 979,464     $  95,507  $ 2,078,002    $ 738,305

Units sold                        403,449      123,620    150,337        18,390      214,596      128,372
Units redeemed                    (23,140)      (5,193)    (6,501)         (360)     (28,308)     (16,345)
                               ----------     --------   --------      ---------  -----------    --------

Net increase                      380,309      118,427    143,836        18,030      186,288      112,027
Units outstanding, beginning      119,092          665     18,030           ---      124,256       12,229
                               ----------     --------   --------      --------   ----------     --------
Units outstanding, ending         499,401      119,092    161,866        18,030      310,544      124,256
                               ==========     ========   ========      ========   ==========      =======

(1) for the period from July 31, 1995 through December 31, 1995

    The accompanying notes are an integral part of the financial statements.


                                            AUL American Individual Unit Trust
                               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (continued)
                                      for the years ended December 31, 1996 and 1995

                                                               Fidelity
                                 -------------------------------------------------------------------------------
                                           Growth                    Overseas                Asset Manager
                                 -----------------------    ----------------------     -------------------------
                                     1996          1995         1996        1995          1996           1995
                                 ----------     ---------   ----------  ----------     -----------     ---------

Operations:
  Dividend income               $   206,470    $   1,308   $   9,445    $     920   $    98,943    $      8,652
  Mortality & expense
     charges                         71,907       14,630       9,283        3,218        44,655          10,713
                                -----------    ---------   ---------    ---------   -----------    ------------
  Net Investment Income
   (Expense)                        134,563      (13,322)        162       (2,298)       54,288          (2,061)
                                -----------    ---------   ---------    ---------   -----------    ------------


Gain (Loss) on Investments:
   Net realized gain (loss)         211,891       30,318      19,409        6,731        58,343          14,205
   Net change in
       unrealized gain (loss)       311,416      196,926      62,848       24,775       390,495         127,044
                                -----------   ----------   ---------   ----------   -----------    ------------

   Net Gain (loss)                  523,307      227,244      82,257       31,506       448,838         141,249
                                -----------   ----------   ---------   ----------   -----------    ------------


      Increase (Decrease)
         in Assets from
         Operations                 657,870      213,922     82,419         29,208      503,126         139,188
                                -----------   ----------   --------    -----------  -----------    ------------

Contract Owner Transactions:
   Proceeds from units sold       5,798,270    2,492,131     716,922       445,508     4,311,179      1,440,553
   Cost of units redeemed          (415,375)    (220,014)    (91,954)     (135,679)     (212,023)      (261,952)
                                -----------   ----------   ---------   -----------  ------------   ------------
      Increase                    5,382,895    2,272,117     624,968       309,829    4,099,156       1,178,601
                                -----------   ----------   ---------   ------------ ------------   ------------

Net increase                      6,040,765    2,486,039     707,387       339,037    4,602,282       1,317,789
Net Assets, beginning             2,573,042       87,003     354,951        15,914    1,389,485          71,696
                                -----------    ---------   ---------   -----------  -----------     -----------
Net Assets, ending              $ 8,613,807   $2,573,042  $1,062,338    $  354,951  $ 5,991,767    $  1,389,485
                                ===========   ==========  ==========   ===========  ===========    ============


Units sold                          805,777     404,210      128,049        90,444      727,908         286,115
Units redeemed                      (57,408)    (38,766)     (16,250)      (27,007)     (35,685)        (54,465)
                                -----------   ---------    ---------    ----------   ----------     -----------

Net increase                        748,369     365,444      111,799        63,437      692,223         231,650
Units outstanding, beginning        382,748      17,304       66,675         3,238      246,332          14,682
                                -----------   ---------    ---------    ----------   ----------     -----------
Units outstanding, ending         1,131,117     382,748      178,474        66,675      938,555         246,332
                                ===========   =========    =========    ==========    =========     ===========

                          The accompanying notes are an integral part of the financial statements









                                      10



                                            AUL American Individual Unit Trust
                                     STATEMENTS OF OPERATIONS AND CHANGES NET IN ASSETS
                                      for the years ended December 31, 1996 and 1995

                                                                  Fidelity
                                   --------------------------------------------------------------------------
                                      Index 500               Equity-Income               Contrafund

                                   ----------------        ----------------------   -------------------------
                                    1996        1995         1996       1995(2)         1996        1995(2)
                                   -------     -------      --------   -----------   ----------    ----------

Operations:
  Dividend income               $  45,109     $    852   $  59,196    $   7,398    $  10,399    $     8,934
  Mortality & expense
     charges                       45,637        3,923      44,959        3,129       43,120          2,719
                                ---------     --------   ---------    ---------    ---------    -----------
  Net Investment Income
   (Expense)                          472       (3,071)     14,237        4,269      (32,721)         6,215
                                ---------      -------   ---------    ---------    -----------   ----------

Gain (Loss) on Investments:
   Net realized gain (loss)       122,509        5,555      38,790        3,381       80,913          1,068
   Net change in
       unrealized gain (loss)     638,522       79,090     396,053       56,632      666,789         24,117
                               ----------      -------   ---------    ---------    ---------       --------

   Net Gain (Loss)                761,031       84,645     434,843       60,013      747,702         25,185
                               ----------      -------   ---------    ---------    ---------       --------

      Increase (Decrease)
        in Assets from
        Operations                761,503       81,574     449,080       64,282      714,981         31,400
                               ----------      -------   ---------    ---------    ---------       --------


Contract Owner Transactions:
   Proceeds from units sold     5,347,903      833,980   4,547,863      935,579    4,960,020        708,239
   Cost of units redeemed        (272,289)     (28,795)   (287,406)     (30,506)    (186,380)        (5,044)
                               ----------     --------   ---------    ---------    ---------        -------
      Increase                  5,075,614      805,185   4,260,457      905,073    4,773,640        703,195
                               ----------     --------   ---------    ---------    ---------        -------

Net increase                    5,837,117      886,759   4,709,537      969,355    5,488,621        734,595
Net Assets, beginning             886,860          101     969,355         --        734,595            --
                               ----------     --------   ---------    ---------    ---------        -------
Net Assets, ending            $ 6,723,977    $ 886,860  $5,678,892    $ 969,355   $6,223,216      $ 734,595
                              ===========    =========  ==========    =========   ==========      =========


Units sold                        721,534      134,987     725,735      167,566      767,503        122,672
Units redeemed                    (36,902)      (4,617)    (45,774)      (5,314)     (27,857)          (847)
                              -----------     --------  ----------    ----------   ---------     ----------

Net increase                      684,632      130,370     679,961      162,252      739,646        121,825
Units outstanding, beginning      130,390           20     162,252         --        121,825            ---
                              -----------     --------  ----------    ---------    ---------      ---------
Units outstanding, ending         815,022      130,390     842,213      162,252      861,471        121,825
                              ===========     ========  ==========    =========    =========      =========

(2) for the period from April 28, 1995 through December 31, 1995

                         The accompanying notes are an integral part of the financial statements.






                                       11


                                            AUL American Individual Unit Trust
                               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (continued)
                                     for the years ended December 31, 1996 and 1995


                                                       TCI                                  ALGER
                                   ----------------------------------------------   -------------------------
                                      TCI Growth              TCI International          American Growth
                                   -------------------     ----------------------   ------------------------

                                    1996        1995         1996         1995          1996        1995(2)
                                   -------     -------      --------   -----------   ----------    ----------

Operations:
  Dividend income               $ 138,502     $     35    $ 13,386    $    ----    $ 131,042        $     1
  Mortality & expense
     charges                       21,010        5,495       7,924        2,961       64,041          3,743
                                ---------     --------   ---------    ---------    ---------    -----------
  Net Investment Income
   (Expense)                      117,492       (5,460)      5,462       (2,961)      67,001         (3,742)
                                ---------      -------   ---------    ---------    -----------   ----------

Gain (Loss) on Investments:
   Net realized gain (loss)        29,651        8,559      14,675        4,225       57,997          5,210
   Net change in
       unrealized gain (loss)    (267,775)      84,124      65,251       33,996      429,314          8,939
                               ----------      -------   ---------    ---------    ---------       --------

   Net Gain (Loss)               (238,124)      92,683      79,926       38,221      487,311         14,149
                               ----------      -------   ---------    ---------    ---------       --------

      Increase (Decrease)
        in Assets from
        Operations               (120,632)      87,223      85,388       35,260      554,312         10,407
                               ----------      -------   ---------    ---------    ---------       --------


Contract Owner Transactions:
   Proceeds from units sold     1,732,790      798,976     433,643      395,275    7,105,908      1,260,890
   Cost of units redeemed        (164,269)     (68,299)    (37,857)     (36,226)    (469,736)       (21,200)
                               ----------     --------   ---------    ---------    ---------        -------
      Increase                  1,568,521      730,677     395,786      359,049    6,636,172      1,239,690
                               ----------     --------   ---------    ---------    ---------        -------

Net increase                    1,447,889      817,900     481,174      394,309    7,190,484      1,250,097
Net Assets, beginning             831,975       14,075     398,333        4,024    1,250,097            --
                               ----------     --------   ---------    ---------    ---------        -------
Net Assets, ending            $ 2,279,864    $ 831,975  $  879,507    $ 398,333   $8,440,581    $ 1,250,097
                              ===========    =========  ==========    =========   ==========     ==========


Units sold                        268,925      137,785      77,615       80,369    1,122,887        211,706
Units redeemed                    (25,176)     (12,325)     (6,759)      (6,939)     (75,053)        (3,470)
                              -----------     --------  ----------    ----------   ---------     ----------

Net increase                      243,749      125,460      70,856       73,430    1,047,834        208,236
Units outstanding, beginning      128,270        2,810      74,261          831      208,236            ---
                              -----------     --------  ----------    ---------    ---------      ---------
Units outstanding, ending         372,019      128,270     145,117       74,261    1,256,070        208,236
                              ===========     ========  ==========    =========    =========      =========


(2) for the period from April 28, 1995 through December 31, 1995.

     The accompanying notes are an integral part of the financial statements.



                       AUL American Individual Unit Trust
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (continued)
                 for the years ended December 31, 1996 and 1995


                                        Calvert                 T.Rowe Price
                                   ---------------------   ---------------------
                                    Capital Accumulation      Equity Income
                                   ---------------------   ---------------------


                                    1996        1995(2)       1996       1995(2)
                                   -------      -------      --------   --------

Operations:
  Dividend income               $   2,162     $  7,823   $ 175,556    $  14,875
  Mortality & expense
     charges                        8,980          570      51,751        3,528
                                ---------     --------   ---------    ---------
  Net Investment Income
   (Expense)                       (6,818)       7,253     123,805       11,347
                                ---------      -------   ---------    ---------

Gain (Loss) on Investments:
   Net realized gain (loss)         8,363          190     124,056        4,723
   Net change in
       unrealized gain (loss)      44,730         (267)    515,833       68,278
                               ----------      -------   ---------    ---------

   Net Gain (Loss)                 53,093          (77)    639,889       73,001
                               ----------      -------   ---------    ---------

      Increase (Decrease)
        in Assets from
        Operations                 46,275        7,176     763,694       84,348
                               ----------      -------   ---------     --------


Contract Owner Transactions:
   Proceeds from units sold     1,178,357      142,896   6,202,566      931,503
   Cost of units redeemed         (41,758)        (439)   (265,100)     (35,051)
                               ----------     --------   ---------    ---------
      Increase                  1,136,599      142,457   5,937,466      896,452
                               ----------     --------   ---------    ---------

Net increase                    1,182,874      149,633   6,701,160      980,800
Net Assets, beginning             149,633          ---     980,800          ---
                               ----------     --------   ---------    ---------
Net Assets, ending            $ 1,332,507    $ 149,633  $7,681,960    $ 980,800
                              ===========    =========  ==========    =========


Units sold                        184,348       24,163     958,454      169,153
Units redeemed                     (6,178)         (72)    (40,121)      (6,110
                              -----------     --------  ----------    ---------

Net increase                      178,170       24,091     918,333      163,043
Units outstanding, beginning       24,091          ---     163,043
                              -----------     --------  ----------    ---------
Units outstanding, ending         202,261       24,091   1,081,376      163,043
                              ===========     ========  ==========    =========


(2) for the period from April 28, 1995 through December 31, 1995.

     The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

1.      Summary of Significant Accounting Policies

     The AUL American Individual Unit Trust (Variable Account) was established by American United Life Insurance Company(R) (AUL) on April 14, 1994, under procedures established by Indiana law and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Variable Account is a segregated investment account for individual annuity contracts issued by AUL and invests exclusively in shares of mutual fund portfolios offered by the AUL American Series Fund, Inc. (Series Fund), Fidelity Investments(R) Variable Insurance Products Fund and Variable Insurance Products Fund II (Fidelity), TCI Portfolios, Inc. (TCI), Alger American Fund (Alger), Calvert Group(R) (Calvert), and T. Rowe Price.

SECURITY VALUATION TRANSACTIONS AND RELATED INCOME
The market value of investments is based on the closing bid prices at December 31, 1996. Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.

MORTALITY AND EXPENSE RISKS CHARGES
AUL deducts a daily charge as compensation for the mortality and expense risks assumed by AUL. The charge is equal on an annual basis to 1.25% of the average daily net assets of each investment account. AUL guarantees that the mortality and expense charge shall not increase. The charges incurred during the years ended December 31, 1996 and 1995 were $539,383 and $81,649, respectively.

TAXES
Operations of the Variable Account are part of, and are taxed with, the operations of AUL, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of the investment accounts, is not taxed to AUL to the extent it is applied to increase reserves under the contracts. The Variable Account has not been charged for federal and state income taxes since none have been imposed.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.      Account Charges

     AUL may assess a premium tax charge based on premium taxes incurred. Premium taxes currently range between 0% and 3.5%, but are subject to change by governmental entities.

AUL deducts an annual administrative charge from each contract equal to the lesser of 2% of the contract value or $30. The fee is assessed every year on the contract anniversary date during the accumulation period but is waived if the contract value exceeds $50,000 on the contract anniversary date. The charges incurred during the years ended December 31, 1996 and 1995 were $21,722 and $729, respectively.

AUL may assess a withdrawal charge on withdrawals that exceed 12% of the contract value at the time of the first withdrawal in a contract year. The amount of the charge depends upon the type of contract and the length of time the contract has existed, as follows:

           Flexible Premium Contract            One Year Flexible Premium Contract
        ---------------------------------       ----------------------------------
        Contract Year   Withdrawal Charge       Contract Year   Withdrawal Charge
        -------------   -----------------       -------------   ------------------
        1              10%                      1               7%
        2               9%                      2               6%
        3               8%                      3               5%
        4               7%                      4               4%
        5               6%                      5               3%
        6               5%                      6               2%
        7               4%                      7               1%
        8               3%                      8               0%
        9               2%
        10              1%
        11              0%

The aggregate withdrawal charges will not exceed 8.5% of the total premiums paid on a Flexible Premium Contract or 8% of the total premiums paid on a One
Year Flexible Premium Contract.

                                       14


                   NOTES TO FINANCIAL STATEMENTS (continued)

3.   Accumulation Unit Value
     The  change in the  Accumulation  Unit  Value  per unit for the year  ended
      December 31, 1996, is:


                        12/31/96              12/31/95               Change
                     ---------------       ----------------       --------------


Series Fund:
  Equity              $ 6.955832        $       5.910622                17.7%
  Money Market          1.079623                1.044437                 3.4%
  Bond                  5.944584                5.887919                 1.0%
  Managed               6.538610                5.922513                10.4%
  Tactical Asset        6.050897                5.297110                14.2%

Fidelity:
  High Income           6.690998                5.941506                12.6%
  Growth                7.614970                6.722540                13.3%
  Overseas              5.951929                5.323589                11.8%
  Asset Manager         6.383686                5.640705                13.2%
  Index 500             8.249673                6.801594                21.3%
  Equity Income         6.742581                5.974362                12.9%
  Contrafund            7.223554                6.029929                19.8%

TCI:
  TCI Growth            6.128474                6.486115                -5.5%
  TCI International     6.060122                5.363969                13.0%

Alger:
  American Growth       6.719732                6.003257                11.9%

Calvert:
  Capital Accumulation  6.587155                6.211190                 6.1%

T. Rowe Price:
  Equity Income         7.104109                6.015571                18.1%


4.   Cost of Investments
     The Cost of investments at December 31, 1996 is:

      Series Fund:
        Equity              $     3,262,899
        Money Market              2,686,771
        Bond                      1,954,554
        Managed                   3,084,840
        Tactical Asset              915,133
      Fidelity:
        High Income               1,939,992
        Growth                    8,104,518
        Overseas                    974,604
        Asset Manager             5,474,190
        Index 500                 6,006,364
        Equity-Income             5,226,206
        Contrafund                5,532,309
      TCI:
        TCI Growth                2,463,473
        TCI International           780,238
      Alger:
        American Growth           8,002,328
      Calvert:
        Capital Accumulation      1,288,044
      T. Rowe Price:
        Equity Income             7,097,849

5.   Net Assets
     Net Assets at December 31, 1996, are:

                                                               Series Fund
                                  -----------------------------------------------------------------------
                                                       Money                                   Tactical
                                        Equity         Market          Bond        Managed       Asset
                                  --------------  --------------  -----------  -----------  -------------
Proceeds from units sold            $ 3,290,709    $ 36,104,918   $2,097,410   $3,147,230    $920,856
Cost of units redeemed                 (102,032)    (33,529,388)    (232,341)    (171,764)    (30,923)
Net investment income                    36,801         111,241       88,506       78,215      21,978
Net realized gain                        37,421               0          979       31,159       3,222
Unrealized gain (loss)
  on investments                        411,689               0       (8,571)     180,845      64,331
                                    -----------     -----------   ----------   ----------   ---------
                                    $ 3,674,588    $  2,686,771 $  1,945,983   $3,265,685    $979,464
                                   ============    ============ ============   ==========   =========



                                                               Fidelity
                                  -----------------------------------------------------------------------
                                                                                   Asset
                                   High Income        Growth        Overseas      Manager    Index 500
                                  --------------  --------------  -----------  -----------  -------------
Proceeds from units sold            $ 2,123,887    $  8,376,476   $1,178,236   $5,823,409  $6,181,984
Cost of units redeemed                 (263,918)       (635,390)    (227,632)    (473,975)   (301,084)
Net investment income                    54,451         121,222       (2,140)      52,209      (2,598)
Net realized gain                        25,572         242,210       26,140       72,547     128,062
Unrealized gain (loss)
  on investments                        138,010         509,289       87,734      517,577     717,613
                                    -----------     -----------   ----------   ----------   ---------
                                    $ 2,078,002    $  8,613,807 $  1,062,338   $5,991,767  $6,723,977
                                   ============    ============ ============   ==========   =========




                                            Fidelity                          TCI                 ALGER
                                  ----------------------------   ---------------------------  -------------
                                                                                   TCI
                                   Equity Income    Contrafund     TCI Growth  International   Index 500
                                  --------------  --------------  -----------  -------------  -------------
Proceeds from units sold            $ 5,483,440    $  5,668,258   $2,545,802   $  832,923    $8,366,800
Cost of units redeemed                 (317,911)       (191,424)    (232,568)     (74,083)     (490,936)
Net investment income                    18,505         (26,506)     112,029        2,499        63,257
Net realized gain                        42,172          81,981       38,210       18,899        63,207
Unrealized gain (loss)
  on investments                        452,686         690,907     (183,609)      99,269       438,253
                                    -----------     -----------   ----------   ----------     ---------
                                    $ 5,678,892    $  6,223,216 $  2,279,864   $  879,507    $8,440,581
                                   ============    ============ ============   ==========     =========


                                   Calvert       T.Rowe Price
                                  -------------  -------------
                                     Capital
                                   Accumulation   Equity Income
                                  --------------  --------------
Proceeds from units sold            $ 1,321,252    $  7,134,070
Cost of units redeemed                  (42,197)       (300,152)
Net investment income                       435         135,152
Net realized gain                         8,554         128,779
Unrealized gain (loss)
  on investments                         44,463         584,111
                                    -----------     -----------
                                    $ 1,332,507    $  7,681,960
                                   ============    ============


                                   EXHIBIT 11







                  ANNUAL REPORT OF AUL AMERICAN INDIVIDUAL UNIT

                  TRUST FOR THE PERIOD ENDED DECEMBER 31, 1995

Report of Independent Accountants





The Contract Owners and
Board of Directors
American United Life Insurance Company


We have audited the accompanying statement of net assets of AUL American Individual Unit Trust as of December 31, 1995, and the related statements of operations and changes in net assets for the year ended December 31, 1995 and for the period from November 21, 1994 through December 31, 1994. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AUL American Individual Unit Trust as of December 31, 1995, and the results of its operations and changes in net assets for the year ended December 31, 1995 and for the period from November 21, 1994 through December 31, 1994, in conformity with generally accepted accounting principles.


                                                    /s/ Coopers & Lybrand L.L.P.


Indianapolis, Indiana
January 27, 1996


                                            AUL American Individual Unit Trust
                                                  STATEMENT OF NET ASSETS
                                                     December 31, 1995
                                                       Series Fund                  Fidelity
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                       Money                             Tactical
                           Equity      Market         Bond     Managed     Asset    High Income
                           ------      ------         ----     -------     -----    -----------

Assets:
  Investment at market
     value                 $1,003,260   $1,651,825   $482,305   $705,326   $95,507   $738,305



Net Assets                 $1,003,260   $1,651,825   $482,305   $705,326   $95,507   $738,305



Units outstanding             169,738    1,582,630     81,914    119,092    18,030    124,256



Net Asset Value per unit   $     5.91   $     1.04   $   5.89   $   5.92   $  5.30   $   5.94



    The accompanying notes are an integral part of the financial statements.


                                            AUL American Individual Unit Trust
                                            STATEMENT OF NET ASSETS (continued)
                                                     December 31, 1995

                                                                Fidelity
---------------------------------------------------------------------------------------------------------------------------
                                                            Asset        Index        Equity-
                                Growth        Overseas     Manager        500         Income     Contrafund
                                ------        --------     -------        ---         ------     ----------




Assets:
  Investment at market
     value                      $2,573,042    $ 354,951   $ 1,389,485    $ 886,860  $ 969,355     $  734,595



Net Assets                      $2,573,042    $ 354,951   $ 1,389,485    $ 886,860  $ 969,355     $  734,595



Units outstanding                  382,748       66,675       246,332      130,390    162,252        121,825



Net Asset Value per unit        $     6.72    $    5.32   $      5.64    $    6.80  $    5.97     $     6.03



    The accompanying notes are an integral part of the financial statements.



                                            AUL American Individual Unit Trust
                                            STATEMENT OF NET ASSETS (continued)
                                                     December 31, 1995
                                                              Alger         Calvert
                                TCI           TCI            American       Capital     T. Rowe Price
                                Growth       International    Growth      Accumulation  Equity Income
                                ------       -------------    ------      ------------  -------------


Assets:
  Investment at market
     value                      $ 831,975    $ 398,333       $ 1,250,097  $ 149,633    $ 980,800



Net Assets                      $ 831,975    $ 398,333       $ 1,250,097  $ 149,633    $ 980,800



Units outstanding                 128,270       74,261           208,236     24,091      163,043



Net Asset Value per unit        $    6.49    $    5.36       $      6.00  $    6.21    $    6.02



    The accompanying notes are an integral part of the financial statements.


                                            AUL American Individual Unit Trust
                                     STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
             for the year ended December 31, 1995 and period from November 21, 1994 through December 31, 1994

                                                               Series Fund
---------------------------------------------------------------------------------------------------------------------------

                                         Equity                     Money Market                Bond
                                      1995        1994            1995          1994        1995       1994
                                      ----        ----            ----          ----        ----       ----


Operations:
  Dividend income               $    24,156    $  3,643    $     35,085    $   1,014    $  14,930    $  10
  Mortality & expense
     charges                          7,143          21           8,469          254        2,320       --

  Net Investment Income
   (Expense)                         17,013       3,622          26,616          760       12,610       10



Gain on Investments:
   Net realized gain (loss)           3,397        --              --           --          3,026       --
   Net unrealized gain (loss)        69,299      (2,592)           --           --          9,713       (9)

   Net Gain (Loss)                   72,696      (2,592)           --           --         12,739       (9)



      Increase                       89,709       1,030          26,616          760       25,349        1



Contract Owner Transactions:
   Proceeds from units sold         869,356      78,936      13,858,429      962,176      501,910      601
   Cost of units redeemed           (35,771)       --       (12,862,189)    (333,967)     (45,556)     --

      Increase                      833,585      78,936         996,240      628,209      456,354      601


Net increase                        923,294      79,966       1,022,856      628,969      481,703      602
Net Assets, beginning                79,966        --           628,969         --            602     --

Net Assets, ending              $ 1,003,260    $ 79,966    $  1,651,825    $ 628,969    $ 482,305    $ 602



Units sold                          174,411      15,959      13,487,828      959,389       91,041      119
Units redeemed                      (20,632)       --       (12,531,733)    (332,854)      (9,246)


Net increase                        153,779      15,959         956,095      626,535       81,796      119
Units outstanding, beginning         15,959        --           626,535         --            119     --

Units outstanding, ending           169,738      15,959       1,582,630      626,535       81,914      119

    The accompanying notes are an integral part of the financial statements.

                                            AUL American Individual Unit Trust
                               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (continued)
             for the year ended December 31, 1995 and period from November 21, 1994 through December 31, 1994

                                           Series Fund                      Fidelity
                                           -----------                      --------
                                                           Tactical          High
                                        Managed              Asset          Income
                                        -------              -----          ------
                                   1995           1994      1995(1)     1995          1994
                                   ----           ----      -------     ----          ----



Operations:
  Dividend income               $  25,580    $    81    $  1,374    $   7,711    $   --
  Mortality & expense
     charges                        4,163       --           104        4,816          15

  Net Investment Income
   (Expense)                       21,417         81       1,270        2,895         (15)



Gain on Investments:
   Net realized gain (loss)         5,649       --           528       (1,263)
   Net unrealized gain (loss)      21,145        (70)       (333)      54,330         278

   Net Gain (Loss)                 26,794        (70)        195       53,067         278



      Increase                     48,211         11       1,465       55,962         263



Contract Owner Transactions:
   Proceeds from units sold       683,302      3,334      95,934      707,107      60,743
   Cost of units redeemed         (29,532)      --        (1,892)     (85,770)       --

      Increase                    653,770      3,334      94,042      621,337      60,743


Net increase                      701,981      3,345      95,507      677,299      61,006
Net Assets, beginning               3,345       --          --         61,006        --

Net Assets, ending              $ 705,326    $ 3,345    $ 95,507    $ 738,305    $  1,006

Units sold                        123,620        665      18,390      128,372      12,229
Units redeemed                     (5,193)      --          (360)     (16,345)       --


Net increase                      118,427        665      18,030      112,027      12,229
Units outstanding, beginning          665       --          --         12,229        --

Units outstanding, ending         119,092        665      18,030      124,256      12,229

(1) for the period from July 31, 1995 through December 31, 1995

    The accompanying notes are an integral part of the financial statements.


                                            AUL American Individual Unit Trust
                               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (continued)
             for the year ended December 31, 1995 and period from November 21, 1994 through December 31, 1994
                                                                Fidelity


                                           Growth                    Overseas                Asset Manager
                                     1995          1994         1995        1994          1995           1994



Operations:
  Dividend income               $     1,308    $   --      $     920    $   --      $     8,652    $   --
  Mortality & expense
     charges                         14,630          18        3,218           4         10,713          16

  Net Investment Income
   (Expense)                        (13,322)        (18)      (2,298)         (4)        (2,061)
                                                                                                        (16)



Gain on Investments:
   Net realized gain (loss)          30,318        --          6,731        --           14,205        --
   Net unrealized gain (loss)       196,926         946       24,775         111        127,044
                                                                                                         37

   Net Gain (loss)                  227,244         946       31,506         111        141,249
                                                                                                         37



      Increase                      213,922         928       29,208         107        139,188          21



Contract Owner Transactions:
   Proceeds from units sold       2,492,131      86,075      445,508      15,807      1,440,553      71,675
   Cost of units redeemed          (220,014)       --       (135,679)       --         (261,952)       --

      Increase                    2,272,117      86,075      309,829      15,807      1,178,601      71,675


Net increase                      2,486,039      87,003      339,037      15,914      1,317,789      71,696
Net Assets, beginning                87,003        --         15,914        --           71,696        --

Net Assets, ending              $ 2,573,042    $ 87,003    $ 354,951    $ 15,914    $ 1,389,485    $ 71,696



Units sold                          404,210      17,304       90,444       3,238        286,115      14,682
Units redeemed                      (38,766)       --        (27,007)       --          (54,465)       --


Net increase                        365,444      17,304       63,437       3,238        231,650      14,682
Units outstanding, beginning         17,304        --          3,238        --           14,682        --

Units outstanding, ending           382,748      17,304       66,675       3,238        246,332      14,682

                          The accompanying notes are an integral part of the financial statements



                                            AUL American Individual Unit Trust
                                     STATEMENT OF OPERATIONS AND CHANGES NET IN ASSETS
             for the year ended December 31, 1995 and period from November 21, 1994 through December 31, 1994

                                                 Fidelity                               TCI
                                      Index 500        Equity-   Contrafund            Growth
                                                       Income

                                    1995     1994       1995(2)    1995(2)         1995        1994



Operations:
  Dividend income               $     852    $--    $   7,398    $   8,934    $      35    $   --
  Mortality & expense
     charges                        3,923     --        3,129        2,719        5,495           3

  Net Investment Income
   (Expense)                       (3,071)    --        4,269        6,215       (5,460)
                                                                                                 (3)

Gain on Investments:
   Net realized gain (loss)         5,555     --        3,381        1,068        8,559        --
   Net unrealized gain (loss)      79,090       1      56,632       24,117       84,124
                                                                                                 42

   Net Gain (Loss)                 84,645       1      60,013       25,185       92,683
                                                                                                 42


      Increase                     81,574       1      64,282       31,400       87,223          39



Contract Owner Transactions:
   Proceeds from units sold       833,980     100     935,579      708,239      798,976
                                                                                             14,036
   Cost of units redeemed         (28,795)    --      (30,506)      (5,044)     (68,299)       --

      Increase                    805,185     100     905,073      703,195      730,677      14,036


Net increase                      886,759     101     969,355      734,595      817,900      14,075
Net Assets, beginning                 101     --         --           --         14,075        --

Net Assets, ending              $ 886,860    $101   $ 969,355    $ 734,595    $ 831,975    $ 14,075



Units sold                        134,987      20     167,566      122,672      137,785       2,810
Units redeemed                     (4,617)    --       (5,314)        (847)     (12,325)       --


Net increase                      130,370      20     162,252      121,825      125,460       2,810
Units outstanding, beginning           20     --         --           --          2,810        --

Units outstanding, ending         130,390      20     162,252      121,825      128,270       2,810

(2) for the period from April 28, 1995 through December 31, 1995

                         The accompanying notes are an integral part of the financial statements.


                                            AUL American Individual Unit Trust
                               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (continued)
             for the year ended December 31, 1995 and period from November 21, 1994 through December 31, 1994

                                                          Alger       Calvert
                                       TCI               American     Capital     T.Rowe Price
                                   International          Growth    Accumulation  Equity Income

                                    1995     1994          1995(2)      1995(2)      1995(2)


Operations:
  Dividend income               $    --      $ --     $         1    $   7,823    $  14,875
  Mortality & expense
     charges                        2,961      --           3,743          570        3,528

  Net Investment Income
   (Expense)                       (2,961)     --          (3,742)       7,253       11,347



Gain on Investments:
   Net realized gain (loss)         4,225      --           5,210          190        4,723
   Net unrealized gain (loss)      33,996        21         8,939         (267)      68,278

   Net Gain (Loss)                 38,221        21        14,149          (77)      73,001



      Increase                     35,260        21        10,407        7,176       84,348



Contract Owner Transactions:
  Proceeds from units sold        395,275     4,003     1,260,890      142,896      931,503
  Cost of units redeemed          (36,226)     --         (21,200)        (439)     (35,051)

      Increase                    359,049     4,003     1,239,690      142,457      896,452


Net increase                      394,309     4,024     1,250,097      149,633      980,800
Net Assets, beginning               4,024      --            --           --           --

Net Assets, ending              $ 398,333    $4,024   $ 1,250,097    $ 149,633    $ 980,800



Units sold                         80,369       831       211,706       24,163      169,153
Units redeemed                     (6,939)     --          (3,470)         (72)      (6,110)

Net Increase                       73,430       831       208,236       24,091      163,043
Units outstanding, beginning          831      --            --           --           --

Units outstanding, ending          74,261       831       208,236       24,091      163,043

(2) for the period from April 28, 1995 through December 31, 1995.

                         NOTES TO FINANCIAL STATEMENTS

1.      Summary of Significant Accounting Policies

     The AUL American Individual Unit Trust (Variable Account) was established by American United Life Insurance Company(R) (AUL) on April 14, 1994, under procedures established by Indiana law and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Variable Account is a segregated investment account for individual annuity contracts issued by AUL and invests exclusively in shares of mutual fund portfolios offered by the AUL American Series Fund, Inc. (Series Fund), Fidelity Investments(R) Variable Insurance Products Fund and Variable Insurance Products Fund II (Fidelity), Twentieth Century(R) (TCI), Alger American Fund (Alger), Calvert Group(R) (Calvert), and T. Rowe Price. Security Valuation Transactions and Related Income The market value of investments is based on the closing bid prices at December 29, 1995. Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Mortality and Expense Risks Charges AUL deducts a daily charge as compensation for the mortality and expense risks assumed by AUL. The charge is equal on an annual basis to 1.25% of the average daily net assets of each investment account. AUL guarantees that the mortality and expense charge shall not increase. The charges incurred during the year, ended December 31, 1995 and 1994 were $81,649 and $331, respectively. Taxes Operations of the Variable Account are part of, and are taxed with, the operations of AUL, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of the investment accounts, is not taxed to AUL to the extent it is applied to increase reserves under the contracts. The Variable Account has not been charged for federal and state income taxes since none have been imposed. Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.      Account Charges

     AUL may assess a premium tax charge based on premium taxes incurred. Premium taxes currently range between 0% and 3.5%, but are subject to change by governmental entities.

AUL deducts an annual administrative charge from each contract equal to the lesser of 2% of the contract value or $30. The fee is assessed every year on the contract anniversary date during the accumulation period but is waived if the contract value exceeds $50,000 on the contract anniversary date. The charges incurred during the years ended December 31, 1995 and 1994 were $729 and $0, respectively. AUL may assess a withdrawal charge on withdrawals that exceed 12% of the contract value at the time of the first withdrawal in a contract year. The amount of the charge depends upon the type of contract and the length of time the contract has existed, as follows:

           Flexible Premium Contract            One Year Flexible Premium Contract

        Contract Year   Withdrawal Charge       Contract Year   Withdrawal Charge

        1              10%                      1               7%
        2               9%                      2               6%
        3               8%                      3               5%
        4               7%                      4               4%
        5               6%                      5               3%
        6               5%                      6               2%
        7               4%                      7               1%
        8               3%                      8               0%
        9               2%
        10              1%
        11              0%

The aggregate withdrawal charges will not exceed 8.5% of the total premiums paid on a Flexible Premium Contract or 8% of the total premiums paid on a One
Year Flexible Premium Contract. There were no withdrawal charges assessed during the years ended December 31, 1995 and 1994.

NOTES TO  FINANCIAL  STATEMENTS (continued)

3.      Net Asset Value per Unit

     The change in the Net Asset Value per unit for the year ended December 31, 1995, or from commencement of operations, April 28 and July 31, 1995 through December 31, 1995, is:

                 12/31/95                12/31/94               Change
                 --------                --------               ------


Series Fund:
Equity         $ 5.910622        $       5.010288                18.0%
Money Market     1.044437                1.003909                 4.0%
Bond             5.887919                5.061935                16.3%
Managed          5.922513                5.033906                17.7%

Fidelity:
High Income      5.941806                4.988506                19.1%
Growth           6.722540                5.027935                33.7%
Overseas         5.323589                4.914740                 8.3%
Asset Manager    5.640705                4.883362                15.5%
Index 500        6.801594                5.019943                35.5%

TCI:
Growth           6.486115                5.009474                29.5%
International    5.363939                4.840287                10.8%

                 12/31/95                4/28/95                Change
                 --------                -------                ------


Fidelity:
Equity Income  $ 5.974362        $       5.000000                19.5%
Contrafund       6.029929                5.000000                21.6%

Alger:
American Growth  6.003257                5.000000                20.1%

Calvert:
Capital
 Accumulation    6.211190                5.000000                24.2%

T. Rowe Price:
Equity Income    6.015571                5.000000                20.3%

                 12/31/95                7/31/95               Change
                 --------                -------               ------

Series Fund:
Tactical Asset $ 5.297110        $       5.000000                5.9%

notes to financial statements (continued)
4.      Cost of Investments

      Series Fund:
        Equity                 $    936,553
        Money Market              1,651,825
        Bond                        472,601
        Managed                     684,250
        Tactical Asset               95,840
      Fidelity:
        High Income                 683,696
        Growth                    2,375,169
        Overseas                    330,066
        Asset Manager             1,262,403
        Index 500                   807,770
        Equity-Income               912,722
        Contrafund                  710,477
      TCI:
        Growth                      747,809
        International               364,315
      Alger:
        American Growth           1,241,158
      Calvert:
        Capital Accumulation        149,900
      T. Rowe Price:
        Equity Income               912,521

5.      Net Assets

                                                               Series Fund                                              Fidelity

                                                       Money                                   Tactical      High
                                        Equity         Market          Bond        Managed       Asset      Income      Growth
                                        ------         ------          ----        -------       -----      ------      ------

Proceeds from units sold            $   948,292    $ 14,820,605    $ 502,512    $ 686,636    $ 95,934    $ 767,849    $ 2,578,206
Cost of units redeemed                  (35,771)    (13,196,155)     (45,556)     (29,532)     (1,892)     (85,770)      (220,014)
Net investment income
(expense)                                20,635          27,375       12,618       21,498       1,270        2,880        (13,341)
Net realized gain (loss)                  3,397            --          3,027        5,649         528       (1,263)        30,318
Unrealized gain (loss)
on investments                           66,707            --          9,704       21,075        (333)      54,609        197,873

$                                     1,003,260    $  1,651,825    $ 482,305    $ 705,326    $ 95,507    $ 738,305 $    2,573,042

        Fidelity
                                               Asset        Index       Equity-
                               Overseas       Manager        500        Income      Contrafund
                               --------       -------        ---        ------      ----------

Proceeds from units sold   $   461,315    $ 1,512,228    $ 834,081    $ 935,579    $ 708,239
Cost of units redeemed        (135,679)      (261,952)     (28,795)     (30,506)      (5,044)
Net investment income
(expense)                       (2,302)        (2,078)      (3,072)       4,269        6,215
Net realized gain (loss)         6,731         14,205        5,555        3,381        1,068
Unrealized gain (loss)
on investments                  24,886        127,082       79,091       56,632       24,117

                           $   354,951    $ 1,389,485    $ 886,860    $ 969,355    $ 734,595


                                                            Alger       Calvert
                               TCI             TCI         American     Capital    T.Rowe Price
                              Growth       International    Growth     Accumulation  Equity-Income
                              ------       -------------    ------     ------------  -------------

Proceeds from units sold   $ 813,013    $   399,279    $ 1,260,890    $ 142,896      $ 931,503
Cost of units redeemed       (68,299)       (36,226)       (21,200)        (439)       (35,052)
Net investment income
(expense)                     (5,464)        (2,963)        (3,742)       7,253         11,348
Net realized gain (loss)       8,559          4,225          5,210          190          4,723
Unrealized gain (loss)
on investments                84,166         34,018          8,939         (267)        68,278

                           $ 831,975    $   398,333    $ 1,250,097    $ 149,633      $ 980,800
